Prepaid Expenses and Other Tax Assets	12 Months Ended
Dec. 31, 2022
Prepaid Expenses and Other Tax Assets
Prepaid Expenses and Other Tax Assets

Section G — Other Disclosures

This section provides additional disclosures on miscellaneous topics, including information pertaining to the Executive Board, the Supervisory Board, related party transactions, and other corporate governance topics.

(G.1) Prepaid Expenses and Other Tax Assets

€ millions	2022			2021
	Current	Non-Current	Total	Current	Non-Current	Total
Prepaid expenses	828	512	1,340	588	242	830
Other tax assets	244	49	293	219	53	272
Total	1,072	561	1,633	807	295	1,102
/ Other non-financial assets	2,139	3,580	5,719	1,633	2,628	4,261
Prepaid expenses and other tax assets as % of / Other non-financial assets	50	16	29	49	11	26

Prepaid expenses primarily consist of prepayments for hyperscalers, support services, and software royalties. Other tax assets primarily consist of value-added tax (VAT).